Net deferred tax position	12 Months Ended
Dec. 31, 2021
Income Taxes [Abstract]
Net deferred tax position	Net deferred tax position
An analysis of the net deferred tax position is set forth below:

(€ million)	2021		2020	(d)	2019	(d)
Deferred taxes on:
Consolidation adjustments (intragroup margin in inventory)	1,292		1,142		1,270
Provision for pensions and other employee benefits	1,117		1,156		1,268
Remeasurement of other acquired intangible assets	(3,079)	(a)	(3,083)		(2,656)
Recognition of acquired property, plant and equipment at fair value	(26)		(27)		(33)
Equity interests in subsidiaries and investments in other entities(b)	(590)		(522)		(421)
Tax losses available for carry-forward	1,516		1,327		1,323
Stock options and other share-based payments	88		89		143
Accrued expenses and provisions deductible at the time of payment(c)	1,585		1,399		1,405
Other	1,078		925		798
Net deferred tax asset/(liability)	2,981		2,406		3,097
(a) As of December 31, 2021, includes remeasurements of the acquired intangible assets of Bioverativ (€977 million), Principia (€588 million), Genzyme (€261 million), and Synthorx (€335 million).
(b) In some countries, Sanofi is liable for withholding taxes and other tax charges when dividends are distributed. Consequently, Sanofi recognizes a deferred tax liability on the reserves of French and foreign subsidiaries (approximately €52.9 billion) which it regards as likely to be distributed in the foreseeable future. In determining the amount of the deferred tax liability as of December 31, 2021, Sanofi took into account changes in the ownership structure of certain subsidiaries, and the effects of changes in the taxation of dividends in France, following the ruling of the Court of Justice of the European Union in the Steria case and the resulting amendments to the 2015 Finance Act.
(c) Includes deferred tax assets related to restructuring provisions, amounting to €226 million as of December 31, 2021, €307 million as of December 31, 2020, and €259 million as of December 31, 2019.
(d) Includes the impacts of the IFRIC final agenda decisions of March 2021 on the costs of configuring or customising application software used in a Software as a Service (SaaS) arrangement and of April 2021 on the attribution of benefits to periods of service, as described in Note A.2.1.

The reserves of Sanofi subsidiaries that would be taxable if distributed but for which no distribution is planned, and for which no deferred tax liability has therefore been recognized, totaled €10 billion as of December 31, 2021, compared with €11.5 billion as of December 31, 2020 and €10.9 billion as of December 31, 2019.
Most of Sanofi’s tax loss carry-forwards are available indefinitely. For a description of policies on the recognition of deferred tax assets, refer to Note B.22. For each tax consolidation, the recognition of deferred tax assets is determined on the basis of profit forecasts that are consistent with Sanofi’s medium-term strategic plan, and taking into consideration the tax consequences of the strategic opportunities available to Sanofi within the period of availability of tax loss carry-forwards and the specific circumstances of each tax consolidation. Deferred tax assets relating to tax loss carry-forwards as of December 31, 2021 amounted to €2,391 million, of which €875 million were not recognized (including €459 million in respect of capital losses). This compares with €1,658 million as of December 31, 2020 (of which €331 million were not recognized) and €1,640 million as of December 31, 2019 (of which €317 million were not recognized).
The table below shows when tax losses available for carry-forward are due to expire:

(€ million)	Tax losses available for carry-forward(a)
2022	43
2023	8
2024	18
2025	56
2026	85
2027 and later	7,434
Total as of December 31, 2021	7,644
Total as of December 31, 2020	6,515
Total as of December 31, 2019	6,401
(a) Excluding tax loss carry-forwards on asset disposals. Such carry-forwards amounted to €5 million as of December 31, 2021, €6 million as of December 31, 2020 and €1 million as of December 31, 2019.

Use of tax loss carry-forwards is limited to the entity in which they arose. In jurisdictions where tax consolidations are in place, tax losses can be netted against taxable income generated by entities in the same tax consolidation.
Deferred tax assets not recognized (primarily because their future recovery was not regarded as probable given the expected results of the entities in question) amounted to €615 million in 2021, €346 million in 2020 and €340 million in 2019.